                                                              EXHIBIT 99.906CERT

  CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Raymond Nolte, President of SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: November 29, 2010                 /s/ Raymond Nolte
                                        ----------------------------------------
                                        Raymond Nolte, President
                                        (principal executive officer)

I, Robert Phillips, Treasurer and Principal Financial Officer of SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: November 29, 2010                 /s/ Robert Phillips
                                        ----------------------------------------
                                        Robert Phillips, Treasurer and Principal
                                        Financial Officer
                                        (principal financial officer)